UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

GRANITE CONSTRUCTION INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Purchase Agreement
On November 30, 2023, Granite Construction Incorporated, a Delaware corporation (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Granite Southeast Company, a Delaware corporation and wholly owned subsidiary of the Company (the “Buyer”), Roberts Family Companies, Inc., a Tennessee corporation (the “Seller”), Lehman-Roberts Company, a Tennessee corporation and wholly owned subsidiary of the Seller (“Lehman-Roberts”), Memphis Stone & Gravel Company, a Tennessee corporation and wholly owned subsidiary of the Seller (“Memphis Stone”), certain entities and individuals specified therein that beneficially own the Seller (the “Beneficial Owners” and, together with Seller, the “Seller Parties”) and Patrick Nelson, as representative of the Seller Parties.
Pursuant to the Purchase Agreement, the Buyer purchased all of the outstanding equity interests in Lehman-Roberts and Memphis Stone from the Seller for $278.0 million, subject to customary closing adjustments (the “Transaction”). The purchase price was funded by the Company’s new $150 million senior secured term loan, as described further below, a draw of $100 million under the Company’s existing revolver and cash on hand.
The Purchase Agreement contained customary representations, warranties and covenants made by each of the Seller Parties, Lehman-Roberts, Memphis Stone, the Buyer and the Company. The Buyer has obtained a representation and warranty insurance policy to provide coverage for certain breaches of representations and warranties of the Seller Parties, which is subject to certain exclusions, deductibles and other terms and conditions set forth therein.
The Purchase Agreement requires the Seller Parties to place certain funds in escrow to pay for potential liabilities. Additionally, the Purchase Agreement requires the Buyer to make retention bonuses to certain employees of Lehman-Roberts and Memphis Stone following the closing subject to certain retention obligations.
The Purchase Agreement additionally contained, among other things, a mutual release of claims by the Buyer, the Company and their affiliates, and the Seller Parties and their affiliates, subject to rights to enforce the Purchase Agreement and for fraud.
The Company guaranteed the obligations of Buyer in the Purchase Agreement.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Credit Agreement
The Company entered into the Amendment No. 2 to Fourth Amended and Restated Credit Agreement, dated as of November 30, 2023 among the Company, Granite Construction Company and GILC Incorporated, as borrowers, Layne Christensen Company, as a guarantor, the lenders party thereto, and Bank of America, N.A., as administrative agent (the “Amendment”). The Amendment amends the Fourth Amended and Restated Credit Agreement, dated as of June 2, 2022, by and among the Company, Granite Construction Company and GILC Incorporated, as borrowers, Bank of America, N.A., as administrative agent, collateral agent, swing line lender and L/C issuer, and the lenders and other parties thereto (as amended prior to the date hereof, the “Original Credit Agreement” and, as further amended by the Amendment, the “Credit Agreement”).
The Amendment amended the Original Credit Agreement to, among other things, provide for a $150 million senior secured term loan (the “Term Loan”), which was fully drawn on closing.
Borrowings under the Term Loan bear interest at term Secured Overnight Financing Rate (“SOFR”) with an interest period of one, three or six months (at the Company’s option), subject to a credit spread adjustment of 0.1% for one-month and three-month term SOFR and 0.25% for six-month term SOFR, or a base rate (at the Company’s option), in each case, plus an applicable margin of between 1.25% and 2.25% for term SOFR loans and 0.25% and 1.25% for base rate loans, in each case, based on the Company’s consolidated leverage ratio.
The Term Loan will mature on June 2, 2027 and will amortize 5% per year payable in quarterly installments beginning with the first full fiscal quarter ending after entering into the Amendment.
The Company's obligations under the Credit Agreement are guaranteed by certain of the Company's subsidiaries and are secured by first priority liens on substantially all of the assets, other than real property, of the Company and the Company's subsidiaries that are guarantors or borrowers under the Credit Agreement.
The obligations of the Company under the Credit Agreement may be accelerated upon the occurrence of an Event of Default (as defined in the Credit Agreement). Events of Default include customary events for a financing agreement of this type, including, without limitation, payment defaults, the inaccuracy of representations and warranties, defaults in the performance of certain affirmative and negative covenants, defaults on other indebtedness of the Company or its subsidiaries, bankruptcy or related defaults, defaults related to judgments and the occurrence of a Change in Control (as defined in the Credit Agreement).
The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information regarding the Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On December 5, 2023, the Company issued a press release announcing the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1
Equity Purchase Agreement by and among Granite Construction Incorporated, Roberts Family Companies, Inc., Lehman-Roberts Company, LLC, Memphis Stone & Gravel Company, LLC, Patrick Nelson, as sellers’ representative, and the entities and individuals party thereto.

10.1
Amendment No. 2 to Fourth Amended and Restated Credit Agreement, dated November 30, 2023, by and among the Company, Granite Construction Company and GILC Incorporated, as borrowers, Layne Christensen Company, as a guarantor, the lenders party thereto, and Bank of America, N.A., as administrative agent.

99.1	Press Release dated December 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Elizabeth L. Curtis
Elizabeth L. Curtis
Executive Vice President and Chief Financial Officer

Date: December 5, 2023